UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: December 15, 2004 [insert comma]
                        (Date of earliest event reported)

                            DIXON TICONDEROGA COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                      1-8689                23-0973760
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                        Identification No.)

                            195 International Parkway
                             Heathrow, Florida 32746
          (Address of principal executive offices, including zip code)

                                 (407) 829-9000
              (Registrant's telephone number, including area code)

     Check  the   appropriate  box  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

______ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

______ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

______ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

______ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement

     On December 16, 2004, Dixon Ticonderoga Company, a Delaware corporation ("Dixon"), Fila - Fabbrica Italiana Lapis ed Affini S.p.A., an Italian corporation ("Fila"), and Pencil Acquisition Corp, a Delaware corporation and a wholly-owned subsidiary of Fila ("Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, Purchaser will commence an offer to purchase for cash all of Dixon's issued and outstanding shares of common stock, par value $1.00 per share, [insert comma] at $7.00 per share. Purchaser's obligation to accept the tendered shares for purchase is subject to, among other conditions set forth in Annex I of the Merger Agreement, there being validly tendered and not withdrawn prior to the expiration of the tender offer, at least 66 2/3% of the outstanding shares of Dixon common stock.

     On December 16, 2004, Dixon, Fila and Wachovia Bank, National Association as Escrow Agent, entered into an Escrow Agreement providing for Fila to deposit into escrow with the Escrow Agent the amount of $800,000 (the "Deposit") as required by the Merger Agreement. The Escrow Agreement provides that the Deposit be returned to Fila within three (3) Business Days after the valid termination of the Merger Agreement, unless payable to Dixon pursuant to the Merger Agreement. The Escrow Agreement also provides that Fila, at the time the tender offer expires and upon written direction to the Escrow Agent, may cause the Escrow Agent to deliver the Deposit to the bank or trust company appointed by Fila to serve as paying agent for the purpose of purchasing shares in the tender offer.

     Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of Dixon, including Gino N. Pala and Richard F. Joyce, Dixon's Co-Chief Executive Officers, and other executive officers of Dixon, in their capacities as stockholders, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Purchaser, pursuant to which each stockholder agreed to sell their shares to Purchaser (or, at Purchaser's request, to tender their shares to Purchaser), appointed designees of Purchaser as proxies with respect to voting all shares beneficially owned by the stockholders, agreed to vote their shares in favor of the proposed merger and the Merger Agreement and in opposition to any transaction inconsistent with the proposed merger and the Merger Agreement, and authorized the proxies to execute and deliver consents with respect to their shares upon any and all such matters as each such proxy or its substitute shall in its sole discretion deem proper. The Stock Purchase Agreement terminates in the event the Merger Agreement is terminated. Shares subject to the Stock Purchase Agreement represent approximately 28% of the outstanding shares of Dixon common stock.

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

     On December 16, 2004, Dixon and its subsidiaries and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation, Dixon's senior lender ("Lender"), entered into a letter agreement (the "Consent Agreement") providing that that Lender waives the application of the sections of the Loan and Security Agreement, dated as October 3, 2002, executed by and among Lender, Dixon and it subsidiaries (the "Loan Agreement") that would have been violated by the Merger Agreement and related documents and consents to Dixon's execution and delivery of the Merger Agreement and related documents and to the consummation of the merger and all related transactions.

     On December 16, 2004, Dixon also entered into an agreement (the "Amendment Agreement") with The Equitable Life Assurance Society of the United States, John Hancock Life Insurance Company and Nomura International PLC, Dixon's subordinated lenders (collectively the "Noteholders") which amends certain provisions of the Amended and Restated Note and Warrant Purchase Agreement dated as of October 3, 2002 (as previously amended or supplemented, the "Note Agreement") between Dixon and the Noteholders to provide that the execution and delivery of the Merger Agreement and the Stock Purchase Agreement, the granting of the proxies contemplated by the Stock Purchase Agreement and the commencement of the tender offer will not constitute a "Change of Control" of the Company, as defined in the Note Agreement. The Amendment Agreement also provides that the purchase by Purchaser of shares of Dixon common stock constituting 10% or more of Dixon's outstanding common stock (whether pursuant to the Stock Purchase Agreement, the Merger Agreement or otherwise) or the consummation of the merger contemplated by the Merger Agreement will constitute a "Change of Control," that the permissions granted by the Amendment Agreement expire on the date that is 75 days after December 16, 2004 (unless extended an additional ten business days in accordance with the Merger Agreement), and that concurrently with the consummation of the tender offer, Dixon will pay or cause to be paid in full all amounts owed to the Noteholders.

     On December 16, 2004, Dixon and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (the "Rights Agent") under the Rights Agreement, dated as of March 3, 1995 (the "Rights Agreement"), by and between Dixon and the Rights Agent, entered into a Rights Plan Amendment (the "Rights Plan Amendment") which provides that the approval, execution and/or consummation of the tender offer, the Merger Agreement, the Stock Purchase Agreement and the merger do not and will not result in the ability of any person to exercise any right issued under the Rights Agreement and do not and will not cause the rights to separate from the shares of Dixon common stock to which they are attached or to be triggered or to become exercisable.

     In 1995, Dixon entered into Employment Agreements with Messrs. Pala and Joyce and in 1998, Dixon entered into similar Employment Agreements with Messrs. Asta and Dahlberg. In each case, the initial term of the Employment Agreements was three years, with annual renewal provisions. Amendments to those Employment Agreements were approved by Dixon's compensation committee on July 7, 2004, signed on December 15, 2004, and effective as of January 1, 2004 (each, an "Amendment", and together, the "Amendments"). The Amendments establish a three year term of employment commencing as of January 1, 2004, with annual renewals

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

thereafter, update salaries and titles, change the definition of a Change in Control as defined in the Employment Agreements so that a Change in Control approved by Dixon's board of directors is within the definition of that term, add a provision that during a disability period and after termination for cause or for Dixon's breach of the Employment Agreement or for Good Reason as defined in the Employment Agreement, benefits and other compensation will be paid as provided for under the Employment Agreements. The amount of the severance payments provided for in the Employment Agreements upon a Change in Control was not changed.

     On December 15, 2004, Dixon entered into a Second Amendment to Employment Agreement (each, a "Second Amendment", and together, the "Second Amendments") with each of Gino N. Pala, Richard F. Joyce, Richard A. Asta, Dixon's Executive Vice President of Finance and Chief Financial Officer, and Leonard D. Dahlberg, Dixon's Executive Vice President, Consumer Division (each, an "Executive", and together, the "Executives"). Each Second Amendment amends the Employment Agreement previously entered into between the applicable Executive and Dixon, as previously amended by the Amendment. All of the Second Amendments are conditioned on the closing of the tender offer.

     The Second Amendments for Messrs. Pala and Joyce provide that Messers. Pala and Joyce are not entitled to terminate their respective Employment Agreements because of a Change in Control (as that term is defined in the Employment Agreement) until the expiration of the six month period immediately following the payment by Purchaser for shares of Dixon common stock pursuant to the tender offer [eliminate comma] (the "Transition Period") and that the payment by Purchaser for shares of Dixon common stock pursuant to the tender offer will constitute a Change in Control giving rise to the right of the Executive to terminate his employment for good reason under the Employment Agreement. The Executive has the right to terminate his employment for Good Reason as a result of a Change in Control only during the three month period immediately following the end of the Transition Period. The Second Amendments for Messrs. Asta and Dahlberg are the same as those for Messrs. Pala and Joyce, except that the six month period referred to above is twelve months.

     In July, 2004, Dixon's Compensation Committee approved in concept, and in late November, approved the adoption of a Success Bonus Plan to encourage the Executives to remain with Dixon and to support the sale of Dixon on terms approved by the independent members of Dixon's board of directors. The success bonuses will be paid six months after a closing of the sale of Dixon and will be forfeited if the Executive does not honor his Employment Agreement through that six month period unless Dixon agrees to allow the Executive to voluntarily terminate his employment before that time. The bonuses are in the following amounts: Pala and Joyce - $46,000, Asta - $34,000, and Dahlberg - $22,500.

     Copies of the Merger Agreement, the Stock Purchase Agreement, the Consent Agreement, the Amendment Agreement, the Rights Plan Amendment, the Amendments,

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

the Second Amendments, the Success Bonus Plan, and the press release dated December 17, 2004 relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference.

Notice To Investors

     This announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offers for the outstanding shares of the Registrant's common stock described in this announcement have not commenced. At the time the offers are commenced, Purchaser will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and the Registrant will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that the Company's security holders should read carefully before any decision is made with respect to the tender offers. Those materials will be made available to the Registrant's security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge on the Securities and Exchange Commission's Website at http://www.sec.gov/.


Item 9.01    Financial Statements and Exhibits

(c) Exhibits


     99.1 Agreement and Plan of Merger dated December 16, 2004, by and among Dixon Ticonderoga Company, Fila-Fabbrica Italiana Lapis ed Affini S.p.A., and Pencil Acquisition Corp.

     99.2 Escrow Agreement dated December 16, 2004 by and among Dixon Ticonderoga Company, Fila-Fabbrica Italiana Lapis ed Affini S.p.A., and Wachovia Bank, National Association.

     99.3 Stock Purchase Agreement dated December 16, 2004, by and among Pencil Acquisition Corp., Gino N. Pala, Richard F. Joyce, Richard Asta, Len Dahlberg, John Adornetto, Laura Hemmings, and Deborah P. Joyce.

     99.4 Letter Agreement dated December 16, 2004 between Dixon Ticonderoga Company and its subsidiaries and Wells Fargo Foothill, Inc.

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

     99.5 Amendment Agreement between Dixon Ticonderoga Company, The Equitable Life Assurance Society of the United States, John Hancock Life Insurance Company and Nomura International PLC. [insert period]

     99.6   Rights  Plan  Amendment   dated  December  16,  2004  between  Dixon
            Ticonderoga Company and Registrar and Transfer Company, as Rights Agent.

     99.7 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Gino N. Pala.

     99.8 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard F. Joyce.

     99.9 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard A. Asta.

     99.10 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Leonard D. Dahlberg.

     99.11 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Gino N. Pala.

     99.12 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard F. Joyce.

     99.13 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard A. Asta.

     99.14 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Leonard D. Dahlberg.

     99.15  Success Bonus Plan.

     99.16  Press release dated December 17, 2004. [insert space]


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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Dated:  December 17, 2004

                               Dixon Ticonderoga Company

                               By:  /s/  Richard A. Asta
                                   ---------------------
                                   Name:  Richard A. Asta
                                   Title:    Executive Vice President of
                                   Finance and Chief Financial Officer

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

                                  Exhibit Index

Exhibit
 Number  Description

99.1 Agreement and Plan of Merger dated December 16, 2004, by and among Dixon Ticonderoga Company, Fila-Fabbrica Italiana Lapis ed Affini S.p.A., and Pencil Acquisition Corp.

99.2 Escrow Agreement dated December 16, 2004 by and among Dixon Ticonderoga Company, Fila-Fabbrica Italiana Lapis ed Affini S.p.A., and Wachovia Bank, national association.

99.3 Stock Purchase Agreement dated December 16, 2004, by and among pencil Acquisition Corp., Gino N. Pala, Richard F. Joyce, Richard Asta, Len Dahlberg, John Adornetto, Laura Hemmings, and Deborah P. Joyce.

99.4 Letter Agreement dated December 16, 2004 between Dixon Ticonderoga Company and its subsidiaries and Wells Fargo Foothill, Inc.

99.5 Amendment Agreement between Dixon Ticonderoga Company, The Equitable Life Assurance Society of the United States, John Hancock Life Insurance Company and Nomura International PLC

99.6 Rights Plan Amendment dated December 16, 2004 between Dixon Ticonderoga Company and Registrar and Transfer Company

99.7 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Gino N. Pala.

99.8 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard F. Joyce.

99.9 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard A. Asta.

99.10 Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Leonard D. Dahlberg.

99.11 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Gino N. Pala

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99.12    Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard F. Joyce.

99.13 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Richard A. Asta.

99.14 Second Amendment to Employment Agreement dated December 15, 2004 between Dixon Ticonderoga Company and Leonard D. Dahlberg.

99.15    Success Bonus Plan.

99.16    Press release dated December 17, 2004.


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